SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 1, 2002


                               Arch Wireless, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware               000-23232/001-14248            31-1358569
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(State or Other Jurisdiction    (Commission                 (I.R.S. Employer
     of Incorporation)          File Numbers)              Identification No.)

       1800 West Park Drive, Suite 250
               Westborough, MA                                   01581
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    (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code: (508) 870-6700



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ITEM 5.  OTHER EVENTS.

         As previously reported in Current Reports on Form 8-K filed with the Securities and Exchange Commission (the "SEC"), certain holders of 12-3/4% Senior Notes due 2007 of Arch Wireless Communications, Inc. ("AWCI"), a wholly-owned subsidiary of Arch Wireless, Inc. (the "Registrant"), filed an involuntary petition against AWCI on November 9, 2001 under chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") in United States Bankruptcy Court for the District of Massachusetts, Western Division (the "Bankruptcy Court"). On December 6, 2001, AWCI consented to the involuntary petition and the Bankruptcy Court entered an order for relief with respect to AWCI under chapter 11 of the Bankruptcy Code. Also on December 6, 2001, the Registrant and 19 of the Registrant's other wholly-owned, domestic subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court. These cases are being jointly administered under the docket for Arch Wireless, Inc., et al., Case No. 01-47330-HJB. The Registrant and its domestic subsidiaries (collectively, the "Debtors") are operating their businesses and managing their property as debtors in possession under the Bankruptcy Code.

         The Registrant reports its operating results and financial statements on a consolidated basis. These public reports are available through the SEC and other sources. However, under applicable bankruptcy law, the Registrant is now required to file periodically with the United States Trustee various materials, including certain financial information on an unconsolidated basis. This information includes statements, schedules and monthly operating reports in forms prescribed by federal bankruptcy law and the United States Trustee's Office Region 1 Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Guidelines"). Accordingly, on March 2, 2002, the Debtors filed with the United States Trustee the monthly operating reports and accompanying attachments for the month ended January 31, 2002 attached hereto as Exhibit 99.1.

         The Registrant cautions that the monthly operating reports and accompanying attachments have been prepared for filing with the United States Trustee in accordance with the requirements of federal bankruptcy law and the Guidelines and have not been prepared in accordance with the rules and regulations of the SEC. While these materials accurately provide then-current information required under federal bankruptcy law and the Guidelines, they are nonetheless unconsolidated and unaudited, and are prepared in a format different from that used in the Registrant's consolidated financial statements filed with the SEC under the federal securities laws. Accordingly, the Registrant believes the substance and format of these materials do not allow meaningful comparison with the Registrant's regular publicly-disclosed consolidated financial statements. The materials filed with the United States Trustee are not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Registrant or any of its subsidiaries, or for comparison with the other financial information filed by the Registrant or its subsidiaries with the SEC.

         The Registrant cautions that the financial information included in the monthly operating reports has been prepared by management of the Debtors without audit or review by independent accountants, who do not express an opinion thereon. The results of operations for the periods presented in the monthly operating reports are not necessarily indicative of the results that may be expected for a full year. This financial information is subject to year-end

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audit adjustments as well as other adjustments related to the Debtors' filing for protection under the Bankruptcy Code on December 6, 2001, and these adjustments could be material. This financial information should be read in conjunction with the consolidated financial statements and accompanying notes included in the Annual Report on Form 10-K/A of the Registrant for the year ended December 31, 2000, the Registrant's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001 and the Registrant's other periodic reports filed with the SEC from time to time, including without limitation the Debtors' Joint Plan of Reorganization, dated January 15, 2002, and the Debtors' Disclosure Statement, dated January 18, 2002, both of which have been filed with the SEC.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

         Exhibit No.      Description

              99.1        Debtors' Monthly Operating Reports, filed on
                          March 1, 2002.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 1, 2002                    ARCH WIRELESS, INC.


                                        By:   /s/ J. Roy Pottle
                                            --------------------------
                                        Name:    J. Roy Pottle
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer










                                  EXHIBIT INDEX


         Exhibit No.      Description

              99.1        Debtors' Monthly Operating Reports, filed on
                          March 1, 2002.